Exhibit 99.2



                            FULL AND COMPLETE RELEASE
                          AND AGREEMENT ON COMPETITION,
                        TRADE SECRETS AND CONFIDENTIALITY

         Agreement.

         I, Deval Patrick, in consideration of discretionary payments under performance-based bonus plans and programs of The Coca-Cola Company, and other good and valuable consideration, for myself and my heirs, executors, administrators and assigns, do hereby knowingly and voluntarily release and forever discharge The Coca-Cola Company and its subsidiaries, affiliates, joint ventures, joint venture partners, and benefit plans (collectively the "Company"), and their respective current and former directors, officers, administrators, trustees, employees, agents, and other representatives, from all debts, claims, actions, causes of action (including without limitation those under the Fair Labor Standards Act of 1938, as amended, 29 U.S.C. [Section]. 201 et seq.; the Employee Retirement Income Security Act of 1974, as amended, 29 U.S.C. [Section] 1001 et seq.; the Worker Adjustment and Retraining Notification Act of 1988, 29 U.S.C. [Section] 2101 et seq.; and those federal, state, local, and foreign laws prohibiting employment discrimination based on age, sex, race, color, national origin, religion, disability, veteran or marital status, sexual orientation, or any other protected trait or characteristic, or retaliation for engaging in any protected activity, including without limitation the Age Discrimination in Employment Act of 1967, 29 U.S.C. [Section] 621 et seq., as amended by the Older Workers Benefit Protection Act, P.L. 101-433; the Equal Pay Act of 1963, 9 U.S.C.[Section] 206, et seq.; Title VII of The Civil Rights Act of 1964, as amended, 42 U.S.C. [Section] 2000e et seq.; the Civil Rights Act of 1866, 42 U.S.C. [Section] 1981; the Civil Rights Act of 1991, 42 U.S.C. [Section] 1981a; the Americans with Disabilities Act, 42 U.S.C. [Section] 12101 et seq.; the Rehabilitation Act of 1973, 29 U.S.C. [Section] 791 et seq.; the Family and Medical Leave Act of 1993, 28 U.S.C. [Sections] 2601 and 2611 et seq.; and comparable state, local, and foreign causes of action, whether statutory or

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common law), suits, dues, sums of money, accounts,
reckonings, covenants, contracts, claims for costs or attorneys' fees, controversies, agreements, promises, and all liabilities of any kind or nature whatsoever, at law, in equity, or otherwise, KNOWN OR UNKNOWN, fixed or contingent, which I had before the effective date of this Agreement, including without limitation those arising out of or related to my employment or separation from employment with the Company (collectively the "Released Claims"). Nothing in this Agreement shall constitute a release, discharge or waiver of any claim that arises on or after the effective date of this Agreement.

         I fully understand and agree that:

            1. this Agreement is in exchange for special compensation to which I would otherwise not be entitled;

            2. I am hereby advised to consult with an attorney before signing this Agreement;

            3. I have 21 days from my receipt of this Agreement within which to consider whether to sign it;

            4. I have seven days following my signature of this Agreement to revoke the Agreement; and

            5. this Agreement shall not become effective or enforceable until the revocation period of seven days has expired.

If I choose to revoke this Agreement, I must do so by notifying the Company in writing.

         I additionally understand and agree that this Agreement is not and shall not be construed to be an admission of liability of any kind on the part of the Company or any of the other persons or entities hereby released.

         The Company, in consideration of the agreements set forth herein, in the Letter Agreement dated April 1, 2005, and other good and valuable consideration, does hereby knowingly and


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voluntarily dismiss and forever discharge Deval Patrick from all debts, claims, actions, causes of action, suits, dues, sums of money, accounts, reckonings, covenants, contracts, claims for costs or attorneys' fees, controversies, agreements, promises , and all liabilities of any kind of nature whatsoever, at law, in equity, or otherwise, KNOWN OR UNKNOWN, fixed or contingent, which it had before the effective date of this Agreement, including without limitation those arising out of or related to Mr. Patrick's employment or separation from employment with the Company.

         Future Cooperation.

         I covenant and agree that I shall, to the extent reasonably requested in writing, cooperate with the Company in any investigation and/or threatened or pending litigation (now or in the future) in which the Company is a party, and regarding which I, by virtue of my employment with the Company, have knowledge or information relevant to said litigation, including, but not limited to (i) meeting with representatives of the Company to provide truthful information regarding my knowledge, and (ii) providing, in any jurisdiction in which the Company requests, truthful testimony relevant to said litigation, provided the Company pays me reasonable compensation and reimburses me for reasonable expenses incurred in connection with such cooperation.

         Trade Secrets and Confidential Information.

         I covenant and agree that I have held and shall continue to hold in confidence all Trade Secrets of the Company that came into my knowledge during my employment by the Company and shall not disclose, publish or make use of at any time such Trade Secrets for as long as the information remains a Trade Secret. "Trade Secret" means any technical or non-technical data, formula, pattern, compilation, program, device, method, technique, drawing, process, financial data, financial plan, product plan, list of actual or potential customers or suppliers or other information similar to any of the foregoing, which (i) derives economic value, actual or potential, from not being generally known to and not being readily ascertainable by proper means by, other persons who can

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derive economic value from its disclosure or use, and (ii) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy.


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         I also covenant and agree that, for the period beginning on the date I sign this Agreement and ending two years after I have signed this Agreement ("Nondisclosure Period"), I will hold in confidence all Confidential Information of the Company that came into my knowledge during my employment by the Company and will not disclose, publish or make use of such Confidential Information. "Confidential Information" means any data or information, other than Trade Secrets, that is valuable to the Company and not generally known to the public or to competitors of the Company.

         The restrictions stated in this Agreement are in addition to and not in lieu of protections afforded to trade secrets and confidential information under applicable state law or any prior agreement I have signed or made with the Company regarding trade secrets, confidential information, or intellectual property. Nothing in this Agreement is intended to or shall be interpreted as diminishing or otherwise limiting the Company's right under applicable state law or any prior agreement I have signed or made with the Company regarding trade secrets, confidential information, or intellectual property.

         Return of Materials.

         I further covenant and agree that I have or shall promptly deliver to the Company all memoranda, notes, records, manuals or other documents, including all copies of such materials and all documentation prepared or produced in connection therewith, containing Trade Secrets or Confidential Information regarding the Company's business, whether made or compiled by me or furnished to me by virtue of my prior employment with the Company. I shall promptly deliver to the Company all vehicles, computers, credit cards, telephones, handheld electronic devices, office

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equipment, and other property furnished to me by virtue of my prior employment with the Company.

         No Publicity.

         During the Nondisclosure Period, I will not publish any opinion, fact, or material, deliver any lecture or address, participate in the making of any film, radio broadcast or television transmission, or communicate with any representative of the media relating to confidential matters regarding the business or affairs of the Company which I was involved with during my employment, except as required by law.

         Non Compete and Non Solicitation.

                  Definitions.

            For  the purposes of this Section, the following definitions apply:

            (a) "Non Solicitation Period" means the period beginning on the date I sign this Agreement and ending on January 31, 2007.

            (b) "Restricted Activities" means providing legal services to Restricted Businesses.

            (c)  "Territory" means the United States of America.

            (d) "Restricted Businesses" means 1) companies whose primary business is the manufacture, sale, distribution and marketing of carbonated soft drinks, coffee, tea, water, juices or fruit-based beverages ("Non-alcoholic Beverages"), and 2) companies whose business includes the manufacture, sale, distribution and marketing of Non-alcoholic Beverages, but for whom such business(es) may not be the company's primary business ("Non-Beverage Companies"). Notwithstanding the foregoing, I may perform services for Non-Beverage Companies (other than PepsiCo, its subsidiaries and affiliates, including but not limited to Pepsi Bottling Group) that have a Competing Business Segment, provided I do not perform services directly for such Competing


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Business Segment, and provided I notify the Chief Executive Officer of the
Company of the nature of such service in writing within a reasonable time prior to beginning of such services. For purposes hereof, "Competing Business Segment" means any subsidiary, division or unit of the business of a company, where such subsidiary, division or unit manufactures, sells, distributes or markets Non-alcoholic Beverages.

         Non Compete.

         I hereby covenant with the Company that I will not, within the Territory prior to January 31, 2007, without the prior written consent of the Chief Executive Officer of the Company, engage in any Restricted Activities for or on behalf of (including in a consulting capacity) any Restricted Business.

         Non Solicitation of Employees.

         I hereby covenant and agree that I will not, within the Territory and during the Non Solicitation Period, without the prior written consent of the Chief Executive Officer of the Company, solicit or attempt to solicit for employment for or on behalf of any corporation, partnership, venture or other business entity any person who, on the last day of my employment with the Company or within twelve months prior to that date, was employed by the Company as a manager or executive and with whom I had professional interaction during the last twelve months of my employment with the Company (whether or not such person would commit a breach of contract).

         Non Solicitation of Customers.

         I hereby covenant and agree that I will not, within the Territory and during the Non Solicitation Period, without the prior written consent of the Chief Executive Officer of the Company, solicit or attempt to solicit, directly or indirectly, any business related to the Restricted


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Businesses from any of the Company's customers, including actively sought prospective customers, with whom I had professional interaction during my employment with the Company.

         Reasonable and Necessary Restrictions.

         I acknowledge that during the course of my employment with the Company I have received and had access to Confidential Information and Trade Secrets of the Company, including but not limited to confidential and secret business and marketing plans, strategies, and studies, detailed client/customer/bottler lists and information relating to the operations and business requirements of those clients/customers/bottlers and, accordingly, I am willing to enter into the covenants contained in this Agreement in order to provide the Company with what I consider to be reasonable protection for its interests.

         I acknowledge that the restrictions, prohibitions and other provisions hereof, are reasonable, fair and equitable in scope, terms and duration, and are necessary to protect the legitimate business interests of the Company. I covenant that I will not challenge the enforceability of this Agreement nor will I raise any equitable defense to its enforcement.

         I acknowledge and agree that in the event I breach, or threaten in any way to breach, or it is inevitable that I will breach, any of the provisions of this Agreement, damages shall be an inadequate remedy and the Company shall be entitled, without bond, to injunctive or other equitable relief in addition to all other rights otherwise available to the Company at law or in equity.

         Indemnification.

         Nothing in this Agreement shall affect any rights I may have under
Article VII of the Company's by-laws in effect as of the date of this Agreement.

         Non-disparagement.

         I will not disparage the Company, its customers or suppliers or the Company's directors, current or former officers, or employees
("Representatives"). The Company and its Representatives


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will not disparage me. "Disparagement" means a negative oral or written statement that can be accurately demonstrated in fact to be attributable to (i) me or (ii) the Company or its Representatives (as applicable). Notwithstanding the foregoing, no statement made by either party in the context of any legal or regulatory proceeding shall be deemed to violate the foregoing provisions.

         Complete Agreement.

         This Agreement and the Letter Agreement dated April 1, 2005, are the complete understanding between me and the Company in respect of the subject matter of this Agreement and, with the exception of any prior agreement I have signed or made with the Company regarding trade secrets, confidential information, or intellectual property, supersedes all prior agreements relating to the same subject matter. This Agreement shall not affect my rights under or the terms of any benefit plan or program in which I have participated or am participating on the effective date of this Agreement. I have not relied upon any representations, promises or agreements of any kind except those set forth herein in signing this Agreement.

         Severability.

         In the event that any provision of this Agreement should be held to be invalid or unenforceable, each and all of the other provisions of this Agreement shall remain in full force and effect. If any provision of this Agreement is found to be invalid or unenforceable, such provision shall be modified as necessary to permit this Agreement to be upheld and enforced to the maximum extent permitted by law.

         Governing Law.

         Except to the extent preempted by Federal Law, this Agreement is to be governed and enforced under the laws of the State of Georgia (except to the extent that Georgia conflicts of law rules would call for the application of the law of another jurisdiction).


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         Successors and Assigns.

         This Agreement inures to the benefit of the Company and its successors and assigns.

         Amendment/Waiver.

         No amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed by each of the parties hereto.

         Acknowledgment.

         I have carefully read this Agreement, fully understand each of its terms and conditions, and intend to abide by this Agreement in every respect. As such, I knowingly and voluntarily sign this Agreement.


                                   /s/ Deval Patrick
                                   -----------------
                                       Deval Patrick


                                   Date:  April 1, 2005
                                          -------------




                                   The Coca-Cola Company


                                   /s/ Cynthia McCague
                                   -------------------
                                   [Name of Officer] Cynthia McCague
                                   [Title]  Sr. V.P. of Human Resources

                                   Date:  April 1, 2005
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